EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Bombay Company, Inc. (the "Company") on Form 10-K/A for the year ended January 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/JAMES D. CARREKER                                              /S/ELAINE D. CROWLEY
James D. Carreker                                                             Elaine D. Crowley
Chairman of the Board and                                             Senior Vice President, Chief Financial
Chief Executive Officer                                                    Officer and Treasurer

Date: April 20, 2006                                                          Date: April 20, 2006

A signed original of this written statement required by Section 906 has been provided to The Bombay Company, Inc. and will be retained by The Bombay Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.